EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”) dated as of March 1, 2007 among Greenwich Capital Financial Products, Inc., a Delaware corporation (the “Assignor”), Deutsche Bank National Trust Company, not individually but solely as trustee for the RBSGC Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-B (the “Assignee”), Greenwich Capital Acceptance, Inc., a Delaware corporation (the “Depositor”), and U.S. Central Federal Credit Union (the “Company”), and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

In consideration of the mutual promises contained herein, the parties hereto hereby agree that the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) sold, transferred and assigned to Assignor pursuant to (i) the Purchase, Warranties and Servicing Agreement, dated as of August 1, 2004 (the “Underlying MLPSA”) between the Company and Assignor, as amended by that certain Amendment to the Purchase, Warranties and Servicing Agreement, dated as of January 12, 2007 (the “Amendment No. 1”), and (ii) the Term Sheet dated as of August 31, 2006, between the Company and Assignor (the “Term Sheet” and, together with the Underlying MLPSA and the Amendment No. 1, the “Purchase Agreement”) and now serviced by Navy Federal Credit Union (the “Servicer”) for the Company pursuant to the Purchase Agreement, shall be subject to the terms of this Assignment Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement, and if not defined therein, in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

1. On the date hereof, Assignor has transferred the Assigned Mortgage Loans to the Depositor pursuant to a Mortgage Loan Purchase Agreement, and the Depositor has transferred the Assigned Mortgage Loans to the Assignee pursuant to the Pooling and Servicing Agreement. Concurrently with such transfers, Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Purchase Agreement other than those set forth on Attachment 1.

Representations, Warranties and Covenants

2. Assignor hereby warrants and represents to, and covenants with, the Assignee and the
Company that:

(a)
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)
Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignee’s interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c)	There are no offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Purchase Agreement;

(d)	Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Assigned Loan;

(e)
Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to sell, transfer and assign the Assigned Loans;

(f)
The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(g)
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(h)
There is no action, suit, proceeding, investigation or litigation pending or, to the Assignor’s knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignor, would adversely affect the Assignor’s execution or delivery of, or the enforceability of, this Assignment Agreement, or the Assignor’s ability to perform its obligations under this Assignment Agreement; and

(i)
Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the “1933 Act”) or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3. The Assignee hereby warrants and represents to, and covenants with, the Assignor and the Company that:

(a)
The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and hold the Assigned Loans for the benefit of the holders of the RBSGC Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-B (the “Certificates”);

(b)
The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)
Neither the execution and delivery of this Assignment Agreement, the purchase of the Assigned Loans from the Assignor, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Assignment Agreement will conflict with any of the terms, conditions or provisions of the Assignee’s charter or by laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Assignee is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject;

(d)
There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the execution, delivery, performance or enforceability of this Assignment Agreement or which is reasonably likely to have a material adverse effect on the financial condition of the Assignee;

(e)
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(f)
The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Assigned Loans; and

(g)
The Assignee does not believe, nor does it have any cause or reason to believe, that it cannot perform in all material respects each and every covenant contained in this Assignment Agreement and the Purchase Agreement. The Assignee is solvent and the purchase of the Assigned Loans will not cause the Assignee to become insolvent.

4. The Company hereby warrants and represents to, and covenants with, the Assignor, the Depositor and the Assignee that:

(a)
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)
Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to cause the Assigned Loans to be serviced and otherwise to perform its obligations under the Purchase Agreement;

(c)
Company has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Assignment Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(d)
No material consent, approval, order or authorization of, or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(e)
Company shall cause the establishment of a Custodial Account and an Escrow Account under the Purchase Agreement in favor of Assignee with respect to the Assigned Loans separate from the Custodial Account and the Escrow Account previously established under the Purchase Agreement in favor of Assignor; and

(f)
No event has occurred from the Closing Date to the date hereof which would indicate that any of the representations and warranties as to the Assigned Loans made by the Company in Sections 3.01 and 3.02 of the Purchase Agreement was untrue in any material respect as of the date said representation or warranty was given.

5. The Company hereby acknowledges and agrees that with respect to any breach of the representations and warranties made by the Company set forth in Section 4 hereof the remedies available to the Assignor, the Assignee and the Depositor shall be as set forth in Subsection 3.03 of the Purchase Agreement as if such remedies were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

6. Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment Agreement by the Assignee is solely in its capacity as trustee for the trust fund created pursuant to the Pooling and Servicing Agreement (the “Trust Fund”) and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment Agreement shall be limited solely to the assets it may hold as trustee of the Trust Fund.

Recognition of Assignee

7. From and after the date hereof, Company shall recognize the Assignee as owner of the Assigned Loans and will cause the Assigned Loans to be serviced by the Servicer for the Assignee as if the Assignee and Company had entered into a separate agreement for the servicing of the Assigned Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference. In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of March 1, 2007, by and among, the Assignee, in its capacity as Trustee and as a custodian, the Depositor, the Assignor and the Master Servicer, in its capacity as such and as Securities Administrator. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor and enforce, on behalf of the Assignee, the performance by the Company of its obligations to cause the Assigned Loans to be serviced by the Servicer under this Assignment Agreement. Such right will include, without limitation, the right to terminate the rights and obligations of the Company and the Servicer under Article IX of the Purchase Agreement upon the occurrence of an event of default thereunder, the right to exercise the Assigned Rights as permitted in Section 9.03 of the Purchase Agreement, the right to receive all remittances the Company is required to have made under the Purchase Agreement, the right to receive all monthly reports and other data the Company is required to have delivered under the Purchase Agreement, the right to examine the books and records of the Servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Purchase Agreement shall be made by the Servicer and will be made in accordance with the following wire transfer instructions:

Wells Fargo Bank, N.A.
ABA#: 121-000-248
Account Name: SAS CLEARING
Account Number: 3970771416
For further credit to: RBSGC 2007-B, Account # 50993900

and the Company shall cause to be delivered all reports and other notices required to be delivered under the Purchase Agreement to the Assignee and the Master Servicer at:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Corporate Trust Group, RBSGC 2007-B
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

It is the intention of the Assignor, the Company and the Assignee that this Assignment Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Assignee.

Reference is made to the information provided by the Company in writing (including electronic format) and contained in the Prospectus Supplement, including any supplement or amendment thereto, under the captions “Mortgage Loan Origination—U.S. Central Federal Credit Union” and “The Servicers— Navy Federal Credit Union” (the “Company Information”). The Company agrees to indemnify and hold harmless the Depositor, each director of the Depositor, each officer of the Depositor who signed the registration statement on Form S-3, including the Base Prospectus, filed with the Securities and Exchange Commission in accordance with the 1933 Act, Greenwich Capital Markets, Inc. (the “Underwriter”), and each person, if any, who controls the Depositor or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Party”) against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party becomes subject, under the 1933 Act or otherwise, including, without limitation, with respect to disputes between the parties, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement of any material fact contained in the Company Information or omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact) or (y) any material misstatement or omission contained in the Prospectus Supplement regarding information or statistics therein regarding the Mortgage Loans based on information correctly derived by the Depositor or its affiliates and included in the Prospectus Supplement from information provided in writing (including electronic format) by Company to the Assignor in the final file tape in connection with Assignor’s original purchase of the Mortgage Loans, as well as any subsequent update of the outstanding principal of any Mortgage Loan provided in writing (including electronic format) by Company to Assignor or Depositor; and Company will reimburse any such reasonable legal or other expenses reasonably incurred by the Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.

Modification of the Purchase Agreement

8. The Purchase Agreement, as it relates to the Assigned Loans, is hereby amended by the Company and the Assignor as follows:

(a)  Each reference in the Underlying MLPSA to “Master Servicer” (including, without limitation, in the definition of “Master Servicer” in the Underlying MLPSA) shall be replaced with the words “Underlying Master Servicer”; provided, that this provision shall not be applicable to any references to Master Servicer which have been added to the Purchase Agreement, or which have resulted from a modification to the Purchase Agreement, pursuant to the operation of this Assignment Agreement. Each reference in Amendment No. 1 to the “Securitization Master Servicer” (including, without limitation, in the definition of “Securitization Master Servicer” in Amendment No. 1) shall be deemed to refer to Wells Fargo Bank, N.A., or its successors, as Master Servicer of the Trust Fund.

(b) Section 1.01 of the Purchase Agreement shall be amended as follows:

(i) by adding the following definitions thereto:

Depositor: Greenwich Capital Acceptance, Inc.

Nonrecoverable Advance: Any portion of a Monthly Advance previously made or proposed to be made by the Servicer pursuant to this Assignment Agreement, that, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor or the related Liquidation Proceeds or otherwise with respect to the related Mortgage Loan.

Pooling and Servicing Agreement: That certain pooling and servicing agreement, dated as of March 1, 2007, among the Assignee, in its capacity as Trustee and as a custodian, the Depositor, the Assignor and the Master Servicer, in its capacity as such and as Securities Administrator.

(ii) The definition of Business Day in Section 1.01 of the Purchase Agreement shall be deleted and replaced with the following definition:

Business Day: Any day other than: (A) a Saturday or Sunday, or (B) a legal holiday in the States of New York, Kansas, Maryland, Minnesota or California or (C) a day on which banks in the States of New York, Kansas, Maryland, Minnesota or California are authorized or obligated by law or executive order to be closed.

(iii) The definition of Master Servicer in Section 1.01 of the Purchase Agreement shall be deleted and replaced with the following definition:

Master Servicer: Wells Fargo Bank, N.A., or its successors in interest who meet the qualifications of the Pooling and Servicing Agreement and this Assignment Agreement.

(iv) The definition of Remittance Date in Section 1.01 of the Purchase Agreement shall be deleted and replaced with the following definition:

Remittance Date: The 18th day of any month, beginning with the First Remittance Date, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

(v) The definition of Servicing Fee Rate in Section 1.01 of the Purchase Agreement shall be deleted and replaced with the following definition:

Servicing Fee Rate: 0.25% per annum.

(c) Section 4.04 of the Purchase Agreement shall be amended by adding the following sentence after the last sentence in the last paragraph of such Section:

The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Company out of its own funds no later than the Business Day following the day on which the losses are realized.

(d) Section 4.05 of the Purchase Agreement is hereby amended by replacing the period at the end of clause (viii) thereof with a semicolon, inserting the word “and” thereafter and inserting the following as a new clause (ix):

(ix) to reimburse itself for any Nonrecoverable Advances.

(e)  Section 4.13 of the Purchase Agreement shall be amended by adding the following phrase to the end of the first sentence of the fourth paragraph:

; provided, however, that any REO Property shall be disposed of by the Company, or the Company shall cause the Servicer to dispose of such REO Property, before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Company is otherwise directed by the Assignee.

(f) Section 5.03 of the Purchase Agreement is hereby amended by deleting the second paragraph thereof in its entirety and replacing it with the following:

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue until the earlier of (i) the time such Mortgage Loan is paid in full or (ii) up to, but not including, the Due Date occurring in the month immediately following the month in which the related Mortgaged Property is liquidated unless the Servicer deems such advance to be nonrecoverable.

If the Servicer determines an advance would be nonrecoverable, the Company shall cause the Servicer to deliver to the Purchaser, no later than the fifth (5th) Business Day of the month in which such determination was made, a certificate signed by a Servicing Officer to the effect that an officer of the Servicer has reviewed the related Mortgage File and has made the reasonable determination that any additional advances are nonrecoverable. If the Purchaser does not receive such certificate by the fifth (5th) Business Day of any month, the Servicer shall be obligated to make any required Monthly Advances prior to the Remittance Date in such month. The Servicer shall only be required to deliver one such certificate with respect to any particular Mortgage Loan.

(g) Section 9.01(x) of the Purchase Agreement is hereby deleted in its entirety and replaced by the following:

(x) any failure by the Company to duly perform, within the required time period, its obligations to provide any certifications, assessments, attestations or statements of compliance under Sections 6.04 and 6.07 of the Purchase Agreement after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Assignment Agreement or any Master Servicer.

(h) Section 9.01(B) and (C) of the Purchase Agreement shall be amended by replacing each instance of the words “the Purchaser” with the words “the Master Servicer, on behalf of the Trust Fund”; except that the words “the Purchaser” in the second sentence of Section 9.01(C) shall be replaced by the words “the Master Servicer, on behalf of the Trust Fund, or any successor to the Company appointed pursuant to Section 11.01”.

(i) Section 9.03 shall be amended by replacing the first instance of the words “the Purchaser” with the words “the Trust Fund”, and by replacing each other instance of the words “the Purchaser” with the words “the Master Servicer, on behalf of the Trust Fund”; except that the last instance of the words “the Purchaser” in the last paragraph of Section 9.03 shall be replaced with the words “the Master Servicer, on behalf of the Trust Fund, or any successor servicer of such Mortgage Loans”.

9. Notice Addresses.

The Assignee’s address for purposes of all notices and correspondence related to the Assigned Loans and this Assignment Agreement is:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: RBSGC 2007-B
Telephone: (714) 247-6000
Facsimile: (714) 247-6329

The Assignor’s address for purposes for all notices and correspondence related to the Assigned Loans and this Assignment Agreement is:

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Legal Department (RBSGC 2007-B)
Telephone: (203) 625-6072
Facsimile: (203) 618-2163

The Company’s address for purposes of all notices and correspondence related to the Assigned Loans and this Assignment Agreement is:

U.S. Central Federal Credit Union
9701 Renner Boulevard, Suite 100
Lenexa, Kansas 66219
Attention: David J. Lee
Telecopier No.: (913) 227-6263

with a copy to:

U.S. Central Federal Credit Union
9701 Renner Boulevard, Suite 100
Lenexa, Kansas 66219
Attention: Law Department
Telecopier No: (913) 227-6260

10. Each party will pay any commissions it has incurred and the fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment Agreement.

11. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

13. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Company, the Assignor, the Depositor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Company, the Assignor, the Depositor or the Assignee, respectively, hereunder. Any Master Servicer shall be considered a third party beneficiary of this Assignment Agreement, entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Assignment Agreement.

14. This Assignment Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Purchase Agreement to the extent of the Assigned Loans by the Assignor to the Assignee hereunder and the termination of the Purchase Agreement.

15. The Company and the Assignor agree that this Assignment Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that March 29, 2007, is the Reconstitution Date

16. This Assignment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

17. In the event that any provision of this Assignment Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this Assignment Agreement shall control.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
Assignor

By: _/s/ Matt Miles_________________
Name: Matt Miles
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as Trustee for the holders of the Certificates, as Assignee

By: _/s/ Mei Nghia________________
Name: Mei Nghia
Title: Authorized Signer

By: _/s/ Melissa Wilman____________
Name: Melissa Wilman
Title: Vice President

U.S. CENTRAL FEDERAL CREDIT UNION,
as Company

By: /s/ Conaught M. Loveless_________
Name: Conaught M. Loveless
Title: Chief Investment Officer

GREENWICH CAPITAL ACCEPTANCE, INC.,
as Depositor

By: _/s/ Matt Miles________________
Name: Matt Miles
Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer

By: _/s/ Graham M. Oglesby_______________
Name: Graham M. Oglesby
Title: Assistant Vice President

ATTACHMENT 1

ASSIGNED LOAN SCHEDULE

[On File]

ATTACHMENT 2

PURCHASE AGREEMENT

[On File]